                                                                  Van Eck Global

                                                       Worldwide Insurance Trust
[GRAPHIC]
                                                              SEMI-ANNUAL REPORT
                                                                   June 30, 1999


        discipline


                                                      Worldwide Hard Assets Fund


allocation


                diversify



                         GLOBAL INVESTMENTS SINCE 1955

                      Van Eck Worldwide Hard Assets Fund
-------------------------------------------------------------------------------
Dear Shareholder:

We are pleased to report that hard assets had an excellent first half of the year and the Worldwide Hard Assets Fund rose 18.2%. Hard assets substantially outperformed financial assets during the period--in comparison, the S&P 500 Index rose 12.4% for the six- month period ended June 30, 1999. Hard asset performance was driven by two factors: 1) a realization that global economic growth was rising; and 2) an increasingly favorable supply/demand environment for most hard asset sectors.

Review

The first half of 1999 witnessed a reversal of the major trends that affected the hard assets markets throughout 1998. Confidence in global economic growth returned in the first quarter as the emerging economies, particularly in Asia, began to recover strongly after 18 months in a downward spiral. The Japanese economy also began to recover after several years of zero growth and government waffling, as positive steps were finally taken to remedy the situation. Economic growth figures for the developed world came in higher than expected and fears of a global slowdown subsided. Further, several hard asset sectors have gone through major supply cutbacks as a result of a number of factors. These included an OPEC agreement to cut supplies (announced in March) and mergers and acquisitions activity, which has resulted in supply reductions. These two factors--a solid increase in demand due to strong global growth and the decrease in supply--provided an extremely positive environment for these investments in the first half, and we expect these trends to remain in place throughout the year. An additional positive force was a broad move from growth stocks into cyclical and "value" stocks in the second quarter-- partly a result of revised economic growth figures, but also an investor reaction to the lofty valuations and questionable earnings of technology (particularly Internet) stocks.

Energy prices rose sharply during the second quarter as a result of the OPEC supply cutback that came after two years of indecision. Energy stocks, which remain the portfolio's largest weighting at over 35% of total assets at June 30, were up 53% overall for the first six months of the year. We continue to favor exploration and production companies, such as Anadarko and Alberta Energy, and oil service companies. We are emphasizing companies with substantial natural gas exposure since we believe this sector currently offers the best fundamentals among hard assets, with strong demand growth (expected at over 3% this year) and an expected supply decline of almost 3%. As for crude oil, we do not expect the price to rise much further, but if the price is sustained at current levels, oil service companies should capture higher profits. Some of the Fund's oil service stocks, such as Baker Hughes and Cooper Cameron, were significant contributors to performance in the first half. Mergers and acquisitions continue to play an important positive role in this sector. Recent deals include the pending merger of Exxon and Mobil, the takeover of YPF by Repsol, British Petroleum's takeover of Amoco and recent rumors of Texaco as a possible takeover target.

Real estate securities, which accounted for over 25% of the Fund's holdings at June 30, turned in positive performance for the first six months of the year. The U.S. real estate market, which accounted for most of the Fund's real estate holdings, began the year with negative performance, but rallied strongly in the second quarter concurrent with the move out of technology and growth stocks (the U.S.-based Morgan Stanley REIT Index ended the first half up 4.6%). Several positive developments contributed to this turnaround: investment guru Warren Buffet purchased REITs in April, which helped boost investor perception of the sector; there were several management-led privatizations (an additional sign of strength and confidence); and real estate companies continued to meet or exceed earnings estimates. Several of the Fund's REIT holdings were up 10% or more in the first half, including Equity Residential and Boston Properties. Many of these same dynamics were at work in Canada where the Fund held stocks such as TrizecHahn, Oxford Properties and Brookfield Properties. Our Canadian property exposure also benefited from the recovery in the Canadian dollar

                       Van Eck Worldwide Hard Assets Fund
--------------------------------------------------------------------------------
during the first half of 1999. This sector continues to offer a low risk, income-producing component for the Fund, and values here remain attractive.

Forest products and paper, about 13% of the Fund's holdings at June 30, had an explosive run in the first half of the year, ending the period up approximately 25%. In addition to increased demand with renewed economic growth, certain companies have shut down excess capacity, a push that has been driven primarily by mergers and acquisitions activity (Fund holding Smurfit-Stone Container has been notable in this regard). The combination of these factors led to several price increases either announced or realized in certain segments of the industry. Furthermore, talk of additional consolidation in the sector has fueled returns. One example, Weyerhauser's announced bid for MacMillan Bloedel (the largest Canadian paper company and a Fund holding), helped boost the entire Canadian paper sector. Meanwhile, timber and building materials prices have sky-rocketed as a result of the strong housing market in the U.S. and holdings such as Plum Creek Timber (which converted from a publicly traded partnership to a REIT--the first timber REIT) contributed to performance. The only sectors within this group that have yet to rebound are the newsprint and pulp sectors and we believe they will perform well in the second half. We have bought several of these stocks, including Brazilian pulp company Aracruz and newsprint company Bowater.

Industrial metals (approximately 10% of assets at June 30) performed well overall, with mixed performance among the group. While sensitive to the economic turnaround, the supply-demand scenario has not been as strong as it has for the energy and forest products sectors. Therefore, we have kept this weighting fairly low, with only selective holdings. While aluminum and copper companies have yet to rebound substantially, Alcoa, by far our largest holding in this group and a company that has done well even in flat-to-declining commodity markets, turned in solid gains.

Precious metals (about 9% of assets) had mixed results. The platinum and palladium markets stayed afloat, with decent supply-demand pictures and some industrial demand. The gold market, however, fell further, primarily the result of continued central bank selling. In this sector, we hold only selective stocks based on their individual strengths. For example, Stillwater, a platinum and palladium producer and our largest holding in this sector, was up substantially for the first half.

The Outlook

The macroeconomic background for hard assets remains positive. We expect the unprecedented monetary stimulus the world has experienced during the last nine months--there have been 156 interest rates cuts during that period--to continue to stimulate worldwide economic growth. The U.S. economy has been running in overdrive and we expect it to continue to plow ahead. The European economy has been sluggish, but appears to be strengthening. The Japanese economy has slowly begun to turn up. Asia is recovering from its recession and even Latin America has turned in better-than-expected growth. The global economy is getting stronger and commodity-related currencies are strengthening. These should be positive factors for hard asset performance.

We would like to thank you for your participation in the Van Eck Worldwide Hard Assets Fund, and we look forward to working with you in the future.

[PHOTO]
                   [PHOTO]
/s/ Derek S.
van Eck            /s/ Kevin L. Reid
Derek S. van       Kevin L.
Eck                Reid
Co-Portfolio       Co-Portfolio
Manager            Manager

July 20, 1999

                       Van Eck Worldwide Hard Assets Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Performance Record as of 6/30/99
--------------------------------------------------------------------------------

Average Annual
Total Return
----------------------------
Life (since 9/1/89)   3.7  %
----------------------------
5 years               1.2  %
----------------------------
1 year               (5.8) %
----------------------------


The performance data represents past
performance and is not indicative of
future results.
Investment return and principal value of an investment in the Fund will vary so that shares, when redeemed, may be worth more or less than their original cost.

At certain times in the past, the Adviser waived certain or all expenses on the Fund. Had the Fund incurred all expenses, investment returns would have been reduced.

The Fund is only available as an option under various insurance contracts issued by life insurance and annuity companies. These contracts offer life and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges fees and expenses for these benefits which are not reflected in this report or in the Fund's performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.



                        Sector Weightings
                        as of June 30, 1999

                           [PIE CHART]

Energy                  36.3%
Forest Products & Paper 13.4%
Industrial Metals       9.8%
Precious Metals         9.0%
Real Estate             27.8%
Cash/Equivalents        3.6%


                      Geographical Weightings
                        as of June 30, 1999

                            [PIE CHART]

Cash/Equivalents        3.6%
Australia               4.3%
Canada                  17.7%
Other                   5.1%
Russia                  2.5%
Hong Kong               2.7%
United Kingdom          2.0%
United States           62.1%

                       Van Eck Worldwide Hard Assets Fund
                  Top Ten Equity Holdings as of June 30, 1999*
--------------------------------------------------------------------------------
Anadarko Petroleum Corporation
(U.S., 2.8%)

Anadarko is an independent oil and gas exploration and production company. The company explores for oil in Kansas, Oklahoma and Texas, as well as offshore in the Gulf of Mexico and Alaska. Anadarko also owns and operates gas-gathering systems in its U.S. core producing areas. It also develops crude oil reserves in Algeria.

Stillwater Mining Company
(U.S., 2.6%)

Stillwater Mining explores for, develops, extracts, processes and refines platinum, palladium and associated metals from the J-M Reef, located in Stillwater and Sweet Grass Counties, Montana. The company currently operates the Stillwater Mine, an underground mine located in Nye, Montana.

Global Industries Ltd.
(U.S., 2.5%)

Global Industries provides oil field construction services. These services include pipeline construction, platform installation and removal, diving services, and construction support. The company provides its services to the offshore oil and gas industry in the U.S. Gulf of Mexico and select international areas.

Cooper Cameron Corporation
(U.S., 2.3%)

Cooper Cameron manufactures oil and gas pressure control equipment. The company's equipment is used for oil and gas drilling, production and transmission used in onshore, offshore and sub-sea applications. Cooper also manufactures gas turbines, centrifugal gas and air compressors and other products.

TrizecHahn Corporation
(Canada, 2.0%)

TrizecHahn is an integrated real estate development and operating company. The company owns, develops and manages office buildings and mixed-use properties in the U.S., Canada and Europe, and through its developmental units, creates retail/entertainment and office projects in North America and Europe.

Plum Creek Timber Company, Inc.
(U.S., 1.9%)

Plum Creek Timber is an integrated forest products company. The company's timberlands and mills are located in the Pacific Northwest and the southeast and northeast United States.

Khanty-Mansiysk Oil Company
(Russia, 1.9%)

KMOC, formerly Ural Petroleum Corp., is a U.S.-registered, privately held oil exploration and production company focused exclusively on the Western Siberian region of the Russian Federation. Through controlled subsidiaries, KMOC holds production licenses in 11 fields totaling an estimated two billion barrels in proven, probable and possible reserves.

Apache Corporation
(U.S., 1.8%)

Apache Corporation explores for and produces natural gas, crude oil and natural gas liquids. The company has operations in North America, Egypt, western Australia, Poland, China and Cote d'Ivoire.

Aluminum Company of America (ALCOA)
(U.S., 1.8%)

Alcoa is an integrated aluminum company. The company produces aluminum and alumina. It is involved in mining, refining, smelting, fabricating and recycling. Alcoa serves customers worldwide in the packaging, automotive, aerospace, construction and other markets with a variety of fabricated and finished products.

Santa Fe International Corporation
(U.S., 1.8%)

Santa Fe International is an international offshore and land contract driller. The company owns and operates a fleet consisting of marine and land drilling rigs located in various countries throughout the world. Santa Fe also provides drilling-related services to the petroleum industry worldwide.

--------------------------------------------------------------------------------
* Portfolio is subject to change.

                           Worldwide Hard Assets Fund
                       Schedule of Portfolio Investments
                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

  No. of                                                      Value
  Shares                  Securities (a)                     (Note 1)
-----------------------------------------------------------------------
 AUSTRALIA: 4.32%
 Energy: 1.77%
   100,000 Broken Hill Proprietary Co. Ltd.                $  1,156,312
 1,720,145 Portman Mining Ltd.                                  750,146
   805,363 Portman Mining Ltd. Rights (expiring 7/19/99)          3,725
                                                           ------------
                                                              1,910,183
                                                           ------------
 Industrial Metals: 1.52%
 1,484,000 Pasminco Ltd.                                      1,635,562
                                                           ------------
 Precious Metals: 1.03%
   945,985 Acacia Resources Ltd.                              1,093,854
   425,000 Gullewa Gold NL                                       10,671
                                                           ------------
                                                              1,104,525
                                                           ------------
                                                              4,650,270
                                                           ------------
 BRAZIL: 1.48%
 Forest Products: 1.48%
    72,300 Aracruz Celulose S.A. (ADR)                        1,590,600
                                                           ------------
 CANADA: 17.66%
 Energy: 5.99%
    40,837 Alberta Energy Co. Ltd.                            1,313,917
    83,000 AltaGas Services, Inc.(b)*                           564,587
    82,800 Anderson Exploration Ltd.                          1,089,844
    98,800 Berkley Petroleum Corp.                              829,997
   375,000 Cypress Energy, Inc.                               1,517,753
   140,000 Interoil Corp.                                       105,000
   240,000 Kappa Energy Co., Inc.                                48,976
    55,000 Poco Petroleums Ltd.                                 445,207
   274,000 Stellarton Energy Corp.                              354,125
   706,000 Windsor Energy Corp.(b)                              187,293
                                                           ------------
                                                              6,456,699
                                                           ------------
 Forest Products: 3.52%
   107,500 Abitibi-Consolidated, Inc.                         1,222,812
    48,700 Fletcher Challenge Ltd.                              558,189
    27,500 MacMillan Bloedel Ltd.                               492,908
   119,000 St. Laurent Paperboard, Inc.                       1,513,706
                                                           ------------
                                                              3,787,615
                                                           ------------
 Precious Metals: 1.68%
    84,000 Barrick Gold Corp.                                 1,627,500
 1,614,800 Brazilian Resources, Inc.                            186,732
                                                           ------------
                                                              1,814,232
                                                           ------------

  No. of                                                 Value
  Shares               Securities (a)                   (Note 1)
------------------------------------------------------------------
 CANADA (continued)
 Real Estate: 6.47%
    59,200 Bentall Corp.                              $    618,134
   100,000 Boardwalk Equities, Inc.                      1,013,536
    60,000 Brookfield Properties Corp.                     781,579
    70,000 Cadillac Fairview Corp.                       1,321,250
   100,000 Oxford Properties Group, Inc.                 1,061,152
   107,000 TrizecHahn Corp.                              2,180,125
                                                      ------------
                                                         6,975,776
                                                      ------------
                                                        19,034,322
                                                      ------------
 HONG KONG: 2.71%
 Real Estate: 2.71%
   130,000 Cheung Kong (Holdings) Ltd.                   1,156,121
   725,000 HKR International, Ltd.                         626,071
   125,000 Sun Hung Kai Properties, Ltd.                 1,139,849
                                                      ------------
                                                         2,922,041
                                                      ------------
 ITALY: 0.72%
 Energy: 0.72%
    13,000 Ente Nazionale Idrocaburi S.p.A. (ADR)          780,000
                                                      ------------
 NETHERLANDS: 1.01%
 Energy: 1.01%
    18,000 Royal Dutch Petroleum Co.                     1,084,500
                                                      ------------
 NORWAY: 1.31%
 Energy: 1.31%
   129,700 Stolt Comex Seaway S.A.                       1,410,487
                                                      ------------
 RUSSIA: 2.47%
 Energy: 2.47%
     4,299 Khanty-Mansiysk Oil Co.(b)*                   2,042,053
    14,800 Lukoil Holding Corp.(c)                         346,571
    22,200 Surgutneftegaz, Inc. (ADR)                      176,145
    22,200 Surgutneftegaz, Inc. Pfd. (ADR)                  98,367
                                                      ------------
                                                         2,663,136
                                                      ------------
 SINGAPORE: 0.49%
 Forest Products: 0.49%
    55,000 Asia Pulp and Paper Co. Ltd. (ADR)              529,375
                                                      ------------
 SOUTH AFRICA: 0.02%
 Precious Metals: 0.02%
       688 Anglo American Platinum Corp. (ADR)              15,953
     1,011 Western Areas Gold Mining Co. Ltd. (ADR)          3,286
                                                      ------------
                                                            19,239
                                                      ------------

                       See Notes to Financial Statements

                           Worldwide Hard Assets Fund
                       Schedule of Portfolio Investments
                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

  No. of
 Shares or
 Principal                                                         Value
  Amount                     Securities (a)                       (Note 1)
----------------------------------------------------------------------------
 UNITED KINGDOM: 2.03%
 Energy: 0.96%
   9,500   BP Amoco PLC (ADR)                                   $  1,030,750
                                                                ------------
 Industrial Metals: 1.07%
 329,900   Billiton PLC                                            1,155,820
                                                                ------------
                                                                   2,186,570
                                                                ------------
 UNITED STATES: 62.09%
 Energy: 22.09%
  81,350   Anadarko Petroleum Corp.                                2,994,697
  49,600   Apache Corp.                                            1,934,400
  53,000   Baker Hughes, Inc.                                      1,775,500
  25,100   Burlington Resources, Inc.                              1,085,575
  67,000   Cooper Cameron Corp.                                    2,483,187
  24,200   Exxon Corp.                                             1,866,425
 211,100   Global Industries Ltd.                                  2,704,719
  72,500   Global Marine, Inc.                                     1,119,219
  65,385   JP Morgan & Co., Crude Oil Commodity-Indexed Pref.
            Security 3/04/02                                       1,209,622
  62,500   Marine Drilling Companies, Inc.                           855,469
   4,400   Mobil Corp.                                               435,600
 147,700   Ocean Energy, Inc.                                      1,421,612
  82,500   Santa Fe International Corp.                            1,897,500
  14,500   Schlumberger Ltd.                                         923,469
  17,500   Texaco, Inc.                                            1,093,750
                                                                ------------
                                                                  23,800,744
                                                                ------------
 Forest Products: 7.93%
  38,900   Bowater, Inc.                                           1,838,025
  27,600   Georgia Pacific Corp.                                   1,307,550
  29,250   International Paper Co.                                 1,477,125
  67,200   Plum Creek Timber Co., Inc.                             2,091,600
  88,800   Smurfit-Stone Container Corp.                           1,825,950
                                                                ------------
                                                                   8,540,250
                                                                ------------
 Industrial Metals: 7.19%
  68,100   AK Steel Holding Corp.                                  1,532,250
  38,500   Alcan Aluminium Ltd.                                    1,229,593
  30,900   Aluminum Co. of America (Alcoa, Inc.)                   1,911,937
  62,300   Freeport McMoran Copper & Gold, Inc.                    1,117,506
  18,000   Nucor Corp.                                               853,895
  18,720   Reynolds Metals Co.                                     1,104,480
                                                                ------------
                                                                   7,749,661
                                                                ------------
 Insurance: 0.03%
   3,000   Highlands Insurance Group, Inc.                            31,500
                                                                ------------

    No. of
  Shares or
  Principal                                                            Value
    Amount                       Securities (a)                       (Note 1)
--------------------------------------------------------------------------------
 UNITED STATES (continued)
 Precious Metals: 6.19%
 USD2,800,000 Business Development Bank of Canada Yen/Gold Linked
               Note 4.85%, 9/30/99                                  $  2,251,200
       82,500 Newmont Mining Corp.                                     1,639,687
       85,000 Stillwater Mining Co.                                    2,778,437
                                                                    ------------
                                                                       6,669,324
                                                                    ------------
 Real Estate: 18.66%
       40,000 AMB Property Corp.                                         940,000
       20,000 Apartment Investment & Management Co.                      855,000
       22,000 Bedford Property Investors, Inc.                           393,250
       30,000 Boston Properties, Inc.                                  1,076,250
       58,500 Brandywine Realty Trust                                  1,159,031
       25,000 CarrAmerica Realty Corp.                                   625,000
       75,000 Cornerstone Properties, Inc.                             1,190,625
       71,600 Crescent Real Estate Equities Co.                        1,700,500
       36,000 Equity Office Properties Trust                             922,500
       18,000 Equity Residential Properties Trust                        811,125
       75,000 Host Marriott Corp.                                        890,625
       47,500 Kilroy Realty Corp.                                      1,157,812
       30,000 Macerich Co. (The)                                         787,500
       40,000 Mack-Cali Realty Corp.                                   1,237,500
       90,500 New Plan Excel Realty Trust                              1,629,000
       33,400 Prentiss Properties Trust                                  784,900
       50,000 Prologis Trust                                           1,012,500
       34,000 Simon Property Group, Inc.                                 862,750
       33,000 Starwood Hotels & Resorts Trust                          1,008,562
      236,692 Wyndham International, Inc.                              1,065,114
                                                                    ------------
                                                                      20,109,544
                                                                    ------------
                                                                      66,901,023
                                                                    ------------
 Total Stocks and Other Investments: 96.31% (Cost: $100,680,496)     103,771,563

                                                                    ------------
    No. of
  Contracts               Call Option Purchased: 0.08%
--------------------------------------------------------------------------------
          380 August Comex Gold
               (strike price @ $265 expiring 7/09/99) (Cost:
               $76,990)                                                   83,600
                                                                    ------------

                       See Notes to Financial Statements

                           Worldwide Hard Assets Fund
                       Schedule of Portfolio Investments
                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------


  Principal                                                       Value
    Amount             Short-Term Obligations: 9.00%             (Note 1)
----------------------------------------------------------------------------
 USD4,850,000 American Express Co. due 7/01/99 Interest
               Yield 5.58%                                     $  4,850,000
 USD4,850,000 General Electric Co. due 7/01/99 Interest
               Yield 5.07%                                        4,850,000
                                                               ------------
 Total Short-Term Obligations: 9.00%
  (Amortized Cost: $9,700,000)                                    9,700,000
                                                               ------------
 Total Investments: 105.39%
  (Cost: $110,457,486)                                          113,555,163
 Other assets less liabilities: (5.39)%                          (5,806,443)
                                                               ------------
 Net Assets: 100%                                              $107,748,720
                                                               ============

-------
(a) Unless otherwise indicated, securities owned are shares of common stock.
(b) Restricted security, See Note 6.
(c) Includes securities in the form of American Depositary Receipts (ADR). ADR's are traded at prices substantially equivalent to those quotes for ordinary shares.
 * Fair value as determined by the Board of Trustees.

Glossary:
ADR-American Depositary Receipt


Summary of
Net Assets          % of
By Industry      Net Assets
-----------      ----------
Energy             36.32%
Forest Products
 & Paper           13.42%
Industrial Met-
 als                9.78%
Insurance           0.03%
Precious Metals     8.92%
Real Estate        27.84%

              Summary of
              Net Assets                        % of
              By Industry                    Net Assets
              -----------                    ----------
              Short-Term Obligations             9.00%
              Option Purchased                   0.08%
              Other assets less Liabilities     (5.39)%
                                               ------
                                               100.00%
                                               ======

                       See Notes to Financial Statements

                Worldwide Hard Assets Fund Financial Statements
--------------------------------------------------------------------------------


Statement of Assets and Liabilities
June 30, 1999 (Unaudited)

Assets:
Investments at value (cost, $110,457,486) (Note 1)................  $113,555,163
Cash, at value....................................................       795,814
Cash--initial margin for equity swap (Note 8).....................       110,970
Receivables:
 Capital shares sold..............................................       594,897
 Dividends and interest...........................................       319,880
 Securities sold..................................................       108,938
 Due from broker (Note 8).........................................        25,530
                                                                    ------------
  Total assets....................................................   115,511,192
                                                                    ------------
Liabilities:
Payables:
 Securities purchased.............................................     7,341,603
 Capital shares repurchased.......................................       399,523
 Accounts payable.................................................        21,346
                                                                    ------------
  Total liabilities...............................................     7,762,472
                                                                    ------------
Net assets........................................................  $107,748,720
                                                                    ============
Shares outstanding................................................    10,057,234
                                                                    ============
Net asset value, redemption and offering price per share
 ($107,748,720/10,057,234)........................................        $10.71
                                                                    ============
Net assets consist of:
 Aggregate paid in capital........................................  $127,201,298
 Unrealized appreciation of investments, swaps, and foreign
  currencies......................................................     3,121,517
 Undistributed net investment income..............................       739,848
 Accumulated realized loss........................................   (23,313,943)
                                                                    ------------
                                                                    $107,748,720
                                                                    ============

Statement of Operations
Six Months Ended June 30, 1999 (Unaudited)

Income (Note 1):
Dividends (less foreign taxes withheld of $29,368)......           $ 1,112,629
Interest................................................               350,549
                                                                   -----------
  Total income..........................................             1,463,178
Expenses:
Management (Note 2).....................................  $483,966
Administration (Note 2).................................     1,300
Reports to shareholders.................................    33,736
Professional............................................    24,321
Trustees' fees and expenses.............................    16,692
Custodian...............................................     9,417
Other...................................................    21,520
                                                          --------
  Total expenses........................................               590,952
                                                                   -----------
  Net investment income.................................               872,226
                                                                   -----------
Realized and Unrealized Gain (Loss) on Investments (Note
 3):
Realized loss from security transactions................            (4,870,466)
Realized gain from foreign currency transactions........                21,484
Realized loss from options..............................               (21,021)
Realized gain from futures contracts....................               493,716
Change in unrealized depreciation of forward foreign
 currency contracts and foreign currencies..............                (8,229)
Change in unrealized appreciation of investments, swaps
 and futures contracts..................................            19,743,047
                                                                   -----------
Net gain on investments forward foreign currency
 contracts and foreign currencies.......................            15,358,531
                                                                   -----------
Net Increase in Net Assets Resulting from Operations....           $16,230,757
                                                                   ===========

                       See Notes to Financial Statements

                Worldwide Hard Assets Fund Financial Statements
--------------------------------------------------------------------------------

Statement of Changes in Net Assets

                                                 Six Months
                                                    Ended
                                                June 30, 1999     Year Ended
                                                 (Unaudited)   December 31, 1998
                                                -------------  -----------------
Increase (Decrease) in Net Assets:
Operations:
 Net investment income........................  $     872,226    $   1,946,094
 Realized loss from security transactions.....     (4,870,466)     (16,221,058)
 Realized gain from foreign currency
  transactions................................         21,484          512,577
 Realized loss from options...................        (21,021)        (657,012)
 Realized gain (loss) from futures contracts..        493,716          (40,085)
 Change in unrealized appreciation
  (depreciation) of forward foreign currency
  contracts and foreign currencies............         (8,229)          45,665
 Change in unrealized appreciation
  (depreciation) of investments, swaps and
  futures contracts...........................     19,743,047      (28,023,387)
                                                -------------    -------------
 Increase (decrease) in net assets resulting
  from operations.............................     16,230,757      (42,437,206)
                                                -------------    -------------
Dividends and distributions to shareholders
 from:
 Net investment income........................     (1,337,036)        (892,481)
 Net realized gains...........................             --      (21,915,372)
                                                -------------    -------------
 Total dividends and distributions............     (1,337,036)     (22,807,853)
                                                -------------    -------------
Capital share transactions*:
 Net proceeds from sales of shares............    127,910,969      125,168,914
 Reinvestment of dividends....................      1,337,036       22,807,853
                                                -------------    -------------
                                                  129,248,005      147,976,767
 Cost of shares reacquired....................   (122,205,664)    (152,851,736)
                                                -------------    -------------
 Increase (decrease) in net assets resulting
  from capital share transactions.............      7,042,341       (4,874,969)
                                                -------------    -------------
 Total Increase (decrease) in net assets......     21,936,062      (70,120,028)
Net Assets:
Beginning of period...........................     85,812,658      155,932,686
                                                -------------    -------------
End of period (including undistributed net
 investment income of $739,848 and $1,183,174,
 respectively)................................  $ 107,748,720    $  85,812,658
                                                =============    =============
* Shares of Beneficial Interest Issued and
  Redeemed (with an unlimited number of $.001
  par value shares authorized):
 Shares sold..................................     12,795,699       11,346,475
 Reinvestment of dividends....................        149,724        1,787,449
                                                -------------    -------------
                                                   12,945,423       13,133,924
 Shares reacquired............................    (12,213,463)     (13,725,658)
                                                -------------    -------------
 Net increase (decrease)......................        731,960         (591,734)
                                                =============    =============

                       See Notes to Financial Statements

                          Worldwide Hard Assets Fund
-------------------------------------------------------------------------------

Financial Highlights
For a share outstanding throughout each period

                            Six Months      Year Ended      Eight Months
                          Ended June 30,   December 31,        Ended     Year Ended April 30,
                               1999      -----------------  December 31, ------------------------
                           (Unaudited)    1998      1997        1996        1996          1995
                          -------------- -------  --------  ------------ ----------    ----------
Net Asset Value,
 Beginning of Period....     $   9.20    $ 15.72  $  16.72    $  16.92   $    13.49    $    13.11
                             --------    -------  --------    --------   ----------    ----------
Income from Investment
 Operations:
 Net Investment Income..         0.08       0.21      0.09        0.02         0.12          0.08
 Net Gain (Loss) on
  Investments (both
  realized and
  unrealized)...........         1.57      (4.43)    (0.36)       0.09         3.44          0.37
                             --------    -------  --------    --------   ----------    ----------
Total from Investment
 Operations.............         1.65      (4.22)    (0.27)       0.11         3.56          0.45
                             --------    -------  --------    --------   ----------    ----------
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income.....        (0.14)     (0.09)    (0.31)      (0.16)       (0.13)        (0.07)
 Dividends from Capital
  Gains.................           --      (2.21)    (0.42)      (0.15)          --            --
                             --------    -------  --------    --------   ----------    ----------
Total Distributions.....        (0.14)     (2.30)    (0.73)      (0.31)       (0.13)        (0.07)
                             --------    -------  --------    --------   ----------    ----------
Net Asset Value, End of
 Period.................     $  10.71    $  9.20  $  15.72    $  16.72   $    16.92    $    13.49
                             ========    =======  ========    ========   ==========    ==========
Total Return (a)........       18.24%    (30.93%)   (1.67%)      0.60%       26.66%         3.43%
--------------------------------------------------------------------------------------------------
Ratios/Supplementary
 Data
Net Assets, End of
 Period (000)...........     $107,749    $85,813  $155,933    $167,417   $  186,370    $  127,320
Ratio of Gross Expenses
 to Average Net Assets..        1.22%*     1.20%     1.18%       1.24%*       1.08%            --
Ratio of Net Expenses to
 Average Net Assets.....        1.22%*     1.16%     1.17%       1.23%*       1.08%(b)      0.96%
Ratio of Net Investment
 Income to Average Net
 Assets.................        1.80%*     1.64%     0.64%       0.10%*       0.81%         0.71%
Portfolio Turnover Rate.      115.14%    153.25%   102.82%      46.14%       26.37%        23.30%

-------
(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of dividends and distributions at net asset value during the period and a redemption on the last day of the period. Total return for periods of less than one year are not annualized.
(b) The ratio was not impacted by the directed brokerage arrangement.
 * Annualized.

                       See Notes to Financial Statements
-------------------------------------------------------------------------------
Notes to Financial Statements (Unaudited)

Note 1--Significant Accounting Policies:
Van Eck Worldwide Insurance Trust (the "Trust"), organized as a Massachusetts business trust on January 7, 1987, is registered under the Investment Company Act of 1940. The following is a summary of significant accounting policies consistently followed by the Worldwide Hard Assets Fund series, a diversified fund (the "Fund") of the Trust, in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts in the financial statements. Actual results could differ from those estimates.

A. Security Valuation--Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales prices reported at the close of business on the last business day of the period. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and asked prices. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market.

Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost which with accrued interest approximates value. Futures are valued using the closing price reported at the close of the Chicago Board of Trade. Forward foreign currency contracts are valued at the spot currency rate plus an amount ("points") which reflects the differences in interest rates between the U.S. and the foreign markets. Securities for which quotations are not available are stated at fair value as determined by the Board of Trustees.

B. Federal Income Taxes--It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. Currency Translation--Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies on the last business day of the period. Purchases and sales of investments are translated at the exchange rates prevailing when such investments were acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets and liabilities are recorded as net realized gains and losses from foreign currency transactions.

D. Dividends and Distributions--Dividend income and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from such amounts reported in accordance with generally accepted accounting principles.

E. Other--Security transactions are accounted for on the date the securities are purchased or sold. Interest income is accrued as earned.

                          Worldwide Hard Assets Fund
-------------------------------------------------------------------------------

Notes to Financial Statements (continued)

F. Use of Derivative Instruments

Option Contracts--The Fund may invest, for hedging and other purposes, in call and put options on securities, currencies and commodities. Call and put options give the Fund the right but not the obligation to buy (calls) or sell
(puts) the instrument underlying the option at a specified price. The premium paid on the option, should it be exercised, will, on a call, increase the cost of the instrument acquired and, on a put, reduce the proceeds received from the sale of the instrument underlying the option. If the options are not exercised, the premium paid will be recorded as a capital loss upon expiration. The Fund may incur additional risk to the extent the value of the underlying instrument does not correlate with the movement of the option value.

The Fund may also write call or put options. As the writer of an option, the Fund receives a premium. The Fund keeps the premium whether or not the option is exercised. The premium will be recorded, upon expiration of the option, as a short-term capital gain. If the option is exercised, the Fund must sell, in the case of a written call, or buy, in the case of a written put, the underlying instrument at the exercise price. The Fund may write only covered puts and calls. A covered call option is an option in which the Fund owns the instrument underlying the call. A covered call sold by the Fund exposes it during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying instrument or to possible continued holding of an underlying instrument which might otherwise have been sold to protect against a decline in the market price of the underlying instrument. A covered put exposes the Fund during the term of the option to a decline in price of the underlying instrument. A put option sold by the Fund is covered when, among other things, cash or short-term liquid securities are placed in a segregated account to fulfill the obligations undertaken. The Fund may incur additional risk from investments in written currency options if there are unanticipated movements in the underlying currencies.

Futures Contracts--The Fund may buy and sell financial futures contracts for hedging purposes. When a fund enters into a futures contract, it must make an initial deposit ("initial margin") as a partial guarantee of its performance under the contract. As the value of the futures contract fluctuates, the Fund is required to make additional margin payments ("variation margin") to cover any additional obligation it may have under the contract. In the remote chance a broker cannot fulfill its obligation, the Fund could lose the variation margin due to it. Risks may be caused by an imperfect correlation between the movements in price of the futures contract and the price of the underlying instrument and interest rates. Gains and losses on futures contracts are separately disclosed.

Structured Notes--The Fund may invest in indexed securities whose value is linked to one or more currencies, interest rates, commodities, or financial or commodity indices. When the Fund purchases a structured note (a non-publicly traded indexed security entered into directly between two parties) it will make a payment of principal to the counterparty. The Fund will purchase structured notes only from counterparties rated A or better by S&P, Moody's or another nationally recognized statistical rating organization. Van Eck Associates Corp. will monitor the liquidity of structured notes under supervision of the Board of Trustees and structured notes determined to be illiquid will be aggregated with other illiquid securities limited to 15% of the net assets of the Fund. Indexed securities may be more volatile than the underlying instrument itself, and present many of the same risks as investing in futures and options. Indexed securities are also subject to credit risks associated with the issuer of the security with respect to both principal and interest. At June 30, 1999, the Fund had a Business Development Bank of Canada Yen/Gold Linked Note, and JP Morgan & Co., Crude Oil Commodity--Indexed Preferred Security with values of $2,251,200 and $1,209,622 respectively that represented a total of 3.21% of the net assets of the Fund.

Note 2--Van Eck Associates Corporation (the "Adviser") earns fees for investment management and advisory services. This fee is based on an annual rate of 1% of the first $500 million of average daily net assets, .90 of 1% on the next $250 million and .70 of 1% on the excess over $750 million. Certain of the officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation. In accordance with the advisory agreement, the Fund paid the Adviser for costs incurred in connection with certain administrative functions for the period ended June 30, 1999.

The Fund has a fee arrangement based on cash balances left on deposit with the custodian, which reduced the Fund's operating expenses. The Fund also directs certain portfolio trades to a broker that, in turn, pays a portion of the Fund's operating expenses.

Note 3--Purchases and sales of securities other than short-term obligations aggregated $112,826,564 and $99,900,918 respectively, for the six months ended June 30,1999. For federal income tax purposes, the identified cost of investments owned at June 30, 1999 was $100,457,516.

As of June 30, 1999, net unrealized appreciation for federal income tax purposes aggregated $3,097,647, of which $11,685,084, related to appreciated securities and $8,587,437 related to depreciated securities.


Note 4--The Fund invests in foreign securities. Investments in foreign securities may involve a greater degree of risk than investments in domestic securities due to political, economic or social instability. In addition, some foreign companies are not generally subject to the same uniform accounting, auditing and financial reporting rules as are American companies and there may be less government supervision and regulation. Foreign investments may also be subject to foreign taxes, dividend collection fees and settlement delays.

The Fund invests in South African securities. South African securities may be subject to greater political, social and economic risks than investments in more developed foreign markets. Emerging market countries, such as South Africa, may present the risk of nationalization of businesses, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries.

The Fund may concentrate its investments in companies which are significantly engaged in the exploration, development, production and distribution of gold and other natural resources such as strategic and other metals, minerals, forest products, oil, natural gas and coal and by investing in gold bullion and coins. Since the Fund may so concentrate, it may be subject to greater risks and market fluctuations than other more diversified portfolios. The production and marketing of gold and other natural resources may be affected by actions and changes in governments. In addition, gold and natural resources may be cyclical in nature.

Note 5--Forward Foreign Currency Contracts-The Fund may buy and sell forward currency contracts to settle purchases and sales of foreign denominated securities. In addition, the Fund may enter into forward currency contracts to hedge foreign denominated assets. Realized gains and losses from forward currency contracts are included in realized gain (loss) from foreign currency transactions.

                          Worldwide Hard Assets Fund
-------------------------------------------------------------------------------
Notes to Financial Statements (continued)

At June 30, 1999, the Fund did not have any outstanding forward foreign currency contracts.

The Fund may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar.

Note 6--Restricted Securities
The following securities are restricted as to sale and deemed illiquid:

                                                          Percent of
                                                          Net Assets
 Dates                                                        at
 Acquired                              Cost      Value     6/30/99
 --------                           ---------- ---------- ----------
 4/23/98  AltaGas Services, Inc.    $  507,069 $  564,587    0.5%
 1/31/97  Khanty-Mansiysk Oil Co.    1,410,006  2,042,053    1.9%
 7/09/96-
  5/27/98 Windsor Energy Corp.       1,906,154    187,293    0.2%

Note 7--Trustee Deferred Compensation Plan--The Trust established a Deferred Compensation Plan (the "Plan") for Trustees. Commencing January 1, 1996, the Trustees can elect to defer receipt of their Trustee fees until retirement, disability or termination from the board. The Fund's contributions to the Plan are limited to the amount of fees earned by the participating Trustees. The fees otherwise payable to the participating Trustees are invested in shares of the Van Eck Funds as directed by the Trustees. The Plan has been approved by the Internal Revenue Service.

The Fund has elected to show the deferred liability net of the asset for financial statement purposes. As of June 30, 1999 the total value of the assets and corresponding liability of the Fund's portion of the Plan is $45,025

Note 8--The Fund entered into the following equity swap to gain investment exposure to the relevant market of the underlying security. A swap is an agreement that obligates the parties to exchange cash flows at specified intervals. The Fund is obligated to pay the counterparty on trade date an amount based upon the value of the underlying instrument and, at termination date, final payment is settled based on the value of the underlying security on trade date versus the value on termination date plus accrued dividends. Risks may arise as a result of the failure of the counterparty to the contract to comply with the terms of the swap contract. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default of the counterparty. Therefore, the Fund considers the credit worthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in the value of the swap relative to the underlying securities. The Fund records a net receivable or payable daily, based on the change in the value of the underlying securities. The net receivable or payable for financial statement purposes is shown as due to or from broker. At June 30, 1999, the Fund had the following outstanding swap (stated in U.S. dollars):

                     Number                                  Termi-            Unrealized
 Underlying            of                 Notional           nation            Apprecia-
 Security            Shares                Amount             Date                tion
 ----------           -------             --------           -------           ----------
 Gazprom Oil Co.      680,800             $136,500           3/15/00            $25,530

Note 9--Change of Independent Accountant--During the fiscal period the Board of Trustees of the Fund approved a change of the Fund's Independent Accountants to Ernst & Young LLP.

[LOGO] Van Eck Global

Investment Adviser:     Van Eck Associates Corporation
       Distributor:     Van Eck Securities Corporation
                        99 Park Avenue, New York, NY 10016 www.vaneck.com


This report must be accompanied or preceded by a prospectus, which includes more complete information, such as charges and expenses and the risks associated with international investing, including currency fluctuation or controls, expropriation, nationalization and confiscatory taxation. Please read the prospectus carefully before investing.